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PROSPECTUS SUPPLEMENT
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SBL Fund
Members of The Security Benefit Group of Companies
700 Harrison, Topeka, Kansas 66636-0001


                       Supplement Dated December 23, 1998
                        to Prospectus Dated April 1, 1998


   Effective December 31, 1998, Lexington Management Corporation ("Lexington") has resigned as sub-adviser to SBL Fund, Series K (Global Aggressive Bond Series). Beginning January 1, 1999, Security Management Company, LLC (the "Investment Manager") will assume Lexington's investment advisory responsibilities with respect to Series K.

   Any references in the prospectus to the sub-advisory services provided by Lexington with respect to Series K are deleted effective December 31, 1998.

   Under the section "Management of the Fund," a sub-advisory contract between Lexington and MFR Advisors, Inc. ("MFR") is described. Effective December 31, 1998, such sub-advisory agreement is terminated.

   The ninth paragraph of the section "Management of the Fund" is deleted in its entirety and replaced with the following:

      The Investment Manager pays Lexington an annual fee equal to .35 percent of the average net assets of Series K for management services provided to Series K. For the services provided to Lexington by MFR, MFR receives from Lexington, on an annual basis, a fee equal to .15 percent of the average net assets of Series K, calculated daily and payable monthly. Beginning January 1, 1999, the Investment Manager will cease paying Lexington fees for such advisory services and Lexington will cease paying MFR.

   The first paragraph of the section "Portfolio Management" is amended to reflect that effective January 1, 1999, Series K is managed by the Investment Manager and David Eshnaur has day-to-day responsibility for managing the Series' portfolio.

   The fifth and ninth paragraphs of the section "Portfolio Management" are deleted effective December 31, 1998, to reflect the change in portfolio manager.

          Investors should retain this Supplement for future reference.